Exhibit 1

This undersigned hereby agree, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the “Act”), that a statement of beneficial ownership as required under Sections 13(g) or 13(d) of the Act and the Rules promulgated thereunder may be filed on each of their behalf on Schedule 13G or Schedule 13D, as appropriate, and that said joint filing may thereafter be amended by further joint filings.

IPSA (formerly INNOVEN PARTENAIRES S.A.)

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Europe
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Europe 2
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Europe 3
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Capital
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Innoven Capital 2
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 2
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 3
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 5
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI Poste Innovation 6
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

FCPI La Banque Postale Innovation 1
By: IPSA (formerly INNOVEN PARTENAIRES S.A.), Manager

By: /s/ Jean-Michel Paulhac
Jean-Michel Paulhac, Director

/s/ Jean-Michel Paulhac
Jean-Michel Paulhac